AB VALUE FUNDS
-AB Mid Cap Value Portfolio
Class Z (Ticker: ABMVX)
(the “Fund”)

 Supplement dated September 10, 2025 to the Fund’s Prospectus dated February 28, 2025, as revised March 1, 2025, and Summary Prospectus dated February 28, 2025, as amended.

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The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and Summary Prospectus for the Fund as applicable.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James MacGregor	Since 2024	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Funds – Portfolio Managers” in the Prospectus for the Fund.

The following table lists the person within the Mid Cap Value Investment Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that person has been primarily responsible for the Fund’s portfolio and that person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
James MacGregor; since 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of US Small and Mid-Cap Value Equities.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectus and Summary Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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